Interest Income Charged to Sales Partners	9 Months Ended
Sep. 30, 2022
Interest Income Charged to Sales Partners [Abstract]
Interest income charged to sales partners
11	Interest income charged to sales partners

In the event of a loan defaults and the sales partner chooses to repurchase such loan in installments, the Group charges certain percentage of the loan as the interest income charged to sales partners.